UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2010

HARLEYSVILLE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14697	51-0241172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 Maple Avenue, Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

(215) 256-5000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 18, 2010, Harleysville Group Inc. issued a press release reporting its results for the fourth quarter of 2009 and the year ended December 31, 2009 (furnished as Exhibit 99.1 to this Form 8-K and incorporated herein).

The information provided in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

In addition to disclosing results that are determined in accordance with U.S. generally accepted accounting principles (GAAP), the Company also discloses non-GAAP information identified as “operating income” and its statutory combined ratio.  Management believes operating income and statutory combined ratio are useful to investors because these measures demonstrate the normal, ongoing operations of the core business.  Management has historically employed operating income and statutory combined ratio as valuable measurements of the underlying profitability of the Company's insurance operations since they exclude the impact of the Company's investment results.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Number		Description

99.1		Press Release of Harleysville Group Inc., issued February 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE GROUP INC.
Registrant

February 18, 2010	/s/ Robert A. Kauffman
Robert A. Kauffman
Senior Vice President,
Secretary, General Counsel &
Chief Compliance Officer

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